Exhibit 10.2

JOINDER AGREEMENT

January 15, 2022 (the “Effective Date”)

This Joinder Agreement (this “Joinder”) to the Termination Fee Agreement, dated as of January 3, 2022 (the “Agreement”), by and between PIONEER MERGER SPONSOR LLC, a Cayman Islands limited liability company (“Sponsor”), and ACORNS GROW INCORPORATED, a Delaware corporation (“Company” or “Acorns”) is entered into effective as of the Effective Date by each of PIONEER MERGER CORP., a Cayman Islands exempted company (“Pioneer”), and PIONEER SPAC MERGER SUB INC., a Delaware corporation and a wholly owned subsidiary of Pioneer (“Merger Sub”). Unless otherwise specifically defined herein, each capitalized term used but not defined herein shall have the meaning assigned to such term in the Agreement.

By its execution of this Joinder, each of Pioneer and Merger Sub hereby agrees that effective as of the Effective Date, it shall be a party to (and shall be deemed to be a “Party” under), and bound by, the provisions of the Agreement as if it were an original party thereto. Without limiting the foregoing, each of Pioneer and Merger Sub acknowledges and agrees that effective as of the Effective Date, (a) it and each of its officers, directors, members, managers, predecessor entities, successors and assigns, parents, subsidiaries, and Affiliates shall be deemed to be a “Pioneer Releasing Party” for all purposes under the Agreement (including, without limitation, Section 4.1 of the Agreement), (b) it and each of its parents, subsidiaries and Affiliates and each of their respective officers, directors, managers, managing directors, partners, members, predecessor entities, successors and assigns, parents, subsidiaries, Affiliates, stockholders, employees, attorneys, accountants and other advisors and agents shall be deemed to be an “Acorns Released Party” for all purposes under the Agreement (including, without limitation, Section 4.2 of the Agreement), (c) it shall be deemed to have made the covenant on behalf of itself in Section 4.4 and (d) it shall be deemed to have made the representations and warranties set forth in Article V of the Agreement.

IN WITNESS WHEREOF, the undersigned have caused this Joinder to be duly executed and delivered effective as of the Effective Date.

PIONEER MERGER CORP.

/s/ Jonathan Christodoro
Jonathan Christodoro
Chairman

PIONEER SPAC MERGER SUB INC.

/s/ Jonathan Christodoro
Jonathan Christodoro
Chief Executive Officer and President

[Signature Page to Joinder Agreement to Termination Fee Agreement]